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                       SUPPLEMENT TO THE PROSPECTUSES OF

TCW/DW BALANCED FUND Dated November 21, 1995
TCW/DW INCOME AND GROWTH FUND Dated April 10, 1995
TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST Dated December 23, 1994

    The disclosure contained in the section entitled "PURCHASE OF FUND SHARES" in each of the above Prospectuses is hereby modified to reflect that the minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan, is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

    The disclosure contained in the section entitled "REPURCHASES AND REDEMPTIONS -- Involuntary Redemption" in each of the above Prospectuses is hereby modified to provide that, in the case of an account opened through EasyInvest, the Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) if after twelve months the shareholder has invested less than $1,000 in the account.

January 2, 1996